                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                      CHASE CREDIT CARD OWNER TRUST 1999-3
      --------------------------------------------------------------------
                             (Issuer of Securities)

                CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       United States                    333-74303                22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


                  802 Delaware Avenue, Wilmington, DE              19801
                ----------------------------------------         ----------
                (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 29, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On January 16, 2001, The Chase Manhattan Bank ("Chase"), as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Chase, Chase Manhattan Bank USA, National Association ("Chase USA") and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase and Chase USA do not believe that the revised charge-off policy will materially affect the interests of holders of the notes.

Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          ---------------
                  20.1              Monthly Statement to Noteholders with
                                    respect to the January 16, 2001
                                    distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                                             By: THE CHASE MANHATTAN BANK,
                                                 USA, NATIONAL ASSOCIATION
                                                 as Administrator

                                             By:  /s/ Patricia Garvey
                                                 -------------------------------
                                                 Name:  Patricia Garvey
                                                 Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                    Description
-----------                    -----------
20.1                           Statement to Noteholders dated January 16, 2001